Guanwei Recycling Corp.

(GURC.OB)

China's Leading Clean-Tech Recycled Low Density Polyethylene Manufacturer





Guanwei Recycling Corp.

Investor Presentation

March, 2010







Safe Harbor Statement

SAFE HARBOR Information in this Company prepared powerpoint may contain statements about future expectations, plans, prospects or performance of Guanwei Recycling Corp. (The Company) that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. The Company cautions you that any forward-looking information provided by or on behalf of Guanwei Recycling Corp. is not a guarantee of future performance. All such forward-looking statements are current only as of the date on which such statements were made. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Mission Statement

Our Mission is to sustain rapid growth in profits and sales as China's leading "green" manufacturer of high quality, recycled, low density polyethylene.

Symbol	GURC.OB
Shares Outstanding	20MM
Market Cap	$90MM (as of 2/9/10)
Stock Price	$4.50 (as of 2/9/10)
Float	8MM shares


PLASTIC

Who We Are

FUQING PLANT (Fujian Province):
- 600 full time employees,
  20 in management positions
- 60,000 square meters
- Production capacity: 50,000 tons



Founded in April, 2005, Guanwei is China's largest manufacturer of recycled low density polyethylene (LDPE).

Guanwei is a clean-tech leader in the world's largest market for recycled plastics (China).

Guanwei is one of very few authorized Chinese plastic recyclers also certified by the German Environment Audit Association.

Guanwei is a leader in its ability to procure nearly all of its raw material (plastic scrap) directly from Europe (mainly Germany, Spain and Holland).

Guanwei has 10 long term plastic scrap suppliers and nearly 300 clients throughout China in more than 10 diversified industries.

China: The World's Largest Recycled Plastics Market

- **Domestic plastic production has exceeded 10% growth annually.[1]**
- **China is the 2nd largest plastics products manufacturer in the world and the world's largest recycler of plastic.[2]**
- **This is because China consumed more than 50 million tons of plastic in 2008, only half of which was manufactured domestically.[1]**
- **Consequently, plastic recycling growth in China has exceeded 30% annually, over the past 5 years.[3]**
- **China became the world's second largest plastics consumer in 2008 with consumption volume of 519.4 million tons.[4]**
- **In 2008, China recycled 9 million tons of plastics, including 7.1 million imported from overseas and the remainder obtained domestically. This made China the world's largest recycled plastics market.[4]**


Guanwei's Growth Drivers:

- ✓ Chinese Growth and Urbanization Creates Growing Demand for Plastic.
- ✓ Plastic Usage is Stimulated by the Government.
- ✓ Growing Need for Water Infrastructure Using Plastic Pipes.
- ✓ Increasing Government Environmental Demands.

[1] Chinese national plastic industry website: www.51pla.com
[2] The Plastic Industry Statistics & Research Report (2008)
[3] Beijing Plastic Industry Association
[4] China Plastics Processing Industry Association (2008)

Chinese Government Support

- China has implemented licensing inspection and other procedures to achieve a high standard for both recycled plastics and plastic disposal.
- The government promotes the usage of plastic pipes and will increase the overall demand for plastic in China.
- The government has prescribed the use of plastic for:
  - ✓ Over 80% of building water supply and sewage pipelines
  - ✓ Over 80% of building engineering water pipelines, hot water supply pipelines and heating supply pipelines
  - ✓ Over 70% of building rainwater drainage pipelines
- By 2010, China's annual production of plastic pipelines for construction will reach 4.5 million tons and by 2015, will exceed 6 million tons.*



What this Means to Guanwei:

- Growing demand for expanding water infrastructure nationwide.
- China's estimated 2010 LDPE consumption - $157.7M tons. **



*Beijing Plastic Industry Association
**BRNH of China Int'l.

Guanwei: An Environmental Leader

- Guanwei is dedicated to environmental stewardship.
- The Company strives to eliminate ground contamination. Its sewage treatment area exceeds 4800m^2, is over 10 meters deep and is served by an industry leading 18 suction pumps. Effluent is filtered many times before discharge to a post-treatment area to avoid permeating the earth.
- Guanwei is one of the very few LDPE processors in China that meets the Euro processing standard and is also recognized by the Chinese government agencies for plastic waste importing and processing.
- Guanwei's concern for the environment encompasses transportation, manufacturing, worker safety, as well as waste disposal.





Our Business Advantage: More Profitable, High-Quality Plastic

- Guanwei can directly procure plastic waste from Europe.
- Much of the supply is from Germany, which has developed very high state certification standards for recycled products.
- Guanwei is formally examined by the *German Environment Audit Committee* every two years and on an intermittent basis.
- Euro suppliers also inspect qualifications of the processor before providing scrap (or processors may lose their recycling license).
- Import license for restricted solid waste is issued by China Customs and approvals are only issued to qualified importer/processors.
- All raw materials are imported in containers, with special approval of China Inspection and Quarantine.

- 10 long term suppliers of high quality plastic scrap.
- Direct importation eliminates "middle-men".
- High quality of material and experienced labor force improves product yield.
- Net consequence: much lower production costs than competitors and higher priced end products.
- Further: recycled plastic sells for much less than "virgin" plastic.

GURC Specialized Recycling Process

Raw Material Classification

Plastic wastes are classified by hand and color. Workers are paid at piece rate to motivate productivity.

Smashing

Currently, GURC has 8 machines for their smashing process.

Washing + Packing

Plastics are washed several times to increase cleanliness and enhance quality.

LDPE Final Product

32 plastic grain machines-- the largest production capacity in China.

LDPE Beads

Delivered to customers who convert into a wide variety of plastic products.



Production yield: *about 72% in 2008 & 2009*

Guanwei's goal: *increase the yield to over 75%*

The Manufacturing Process

- Step One: Raw Material Classification

✓ A major advantage Guanwei has over international competitors is labor cost in a labor intensive process.
✓ Guanwei currently employs 600+ experienced workshop workers.
✓ Non-LDPE plastic wastes are sorted out first, representing about 8% of total raw material quantity.





The Manufacturing Process

- Step Two: Smashing

✓ Sorted by color, raw materials are then sent to smashing workshop and sliced into pieces.







The Manufacturing Process

- **Step Three: Washing & Packaging**

✓ **After smashing, plastic waste is cleaned 2-3 times at a minimum to eliminate the impurities and enhance the whiteness of final products. They are then packed in squares to produce plastics grains.**







Four Grades of Plastic Grains


A GRADE
WHITE
A
B
GRADE
WHITE
B
C
GRADE
WHITE
C
BLACK
D

- All products have the same quality and characteristics, the only difference in final product is color.
- Grade A product sells for about US$1150/ton. For other grades, the price difference is about US$75-US$100 per grade.



Plastic Waste By-Products:
Potential for Increased Profit


Paper Water
(US$87.72/ton)
CE:
(Products that meet European requirements
(US$351/ton)
ABS:
Acrylonitryl, Butadiene, Styrene
WAST
E
PP:
Polypropylene
(US$687/ton)
PE:
Polyethylene
(US$468/ton)
POM:
Polyoxymethylene
(US$585/ton)

✓Six types of plastic waste are sorted out first and sold directly to other processors at US$300-$450/ton (average price).

LDPE: Multiple Products

Characteristics of Recycled LDPE (Low Density Polyethylene):

- ✓Process ease
- ✓Strong impact resistance
- ✓Flexible, tough, sealable, moisture barrier

Developed by customers into a wide range of end products, primarily:

- ✓ Plastic pipes (water, sewage, gas, sheath wire)
- ✓ Shoe soles

All LDPE in products is fully recyclable

Year Over Year Growth in Revenues & Profits


Revenue
46% CAGR
$ Millions
25
20
15
10
5
0
$9.7M
$16.8M
$24.5M
2006
2007
2008
2006
2007
2008


Net Income
59% CAGR
$ Millions
4
3
2
1
$1.8M
$2.9M
$3.2M
2006
2007
2008
2006
2007
2008

Strong Gains – Nine Months 2009



Revenue
Nine Months Ended Sept. 30
$ Millions
40
35
30
25
20
15
10
5
0
+102.8%
2008
2009



Net Income
Nine Months Ended Sept. 30
$ Millions
6
5
4
3
2
1
0
+89.9%
2008
2009

✓Following 2009 first half world economic crisis, LDPE pricing has improved

Strategies for Growth


Add Strategic Relationships
Increase Processing Capacity
Develop Additional By-Products
Expand Overseas Material Sources
Guanwei Recycling Corp.

Management Team

Over 100 Years of Combined Experience in the Plastic Recycling Industry

Chen Min, Founder, Chairman & CEO

- ✓ 1999 to 2005: served as Chairman, CEO of Fuqing Huanli Plastic Corp.
- ✓ Holds a Bachelors degree in economics from Xiamen University, Masters from Tsing Hua University in 2009.
- ✓ Completed study of advanced Japanese recycling business in Japan.

Yang Feng, Chief Financial Officer

- ✓ Has over 18 years of CPA experience. He earned a Bachelors degree in Accounting from China Northwest University.
- ✓ 2007 to 2009: served as Chief Financial Officer of Xi'An Li Ao Technology Inc.
- ✓ 2003 to 2006: he worked as the Financial Controller for China Diary Group Limited (CHDA, Singapore Securities Exchange listing).

Gao Juguang, General Sales Manager

- ✓ Has successfully developed over 200 client relationships in over 10 provinces.
- ✓ 1997 to 2005: Sales Manager of Fujian Zhenyun Plastics Corp., Fujian Yatong Plastics Corp. and Rongyin Plastics Corp.
- ✓ He earned a degree in chemistry from Fuzhou University in 1982.

Investment Highlights

- A rapidly growing “pure” clean-tech company.
- Strong demand for recycled plastic as plastic consumption far exceeds domestic production.
- Strong government support for recycled plastic products, especially in infrastructure projects.
- Major cost and product quality advantages through European procurement.
- Secure, diversified long term raw material supply (Germany, Holland and Spain).
- Diversified Client Base: nearly 300 current clients in more than ten industries with no concentration. All are domestic.
- Demonstrated Success: highly profitable and exponential sales growth.
- Seasoned management team with over 100 years of combined industry experience and dedicated to a “green” China.
- Undiscovered by Wall Street.

Thank You

Questions & Answers

Contacts

Corporate Contact:
Chen Min (CEO)
Fuqing Rongqiao Economic Zone
Fuqing City, Fujiang Province
China
Tel (86-591) 8537-2532
Fax (86-591) 8537-0005
chenmin8855@163.com

Press Contact (U.S.):
Ken Donenfeld
75 Maiden Lane
New York, NY 10038
DGI Investor Relations/Focus Asia Partners
Tel: 212-425-5700
Fax: 646-381-9727
donfgroup@aol.com
kdonenfeld@dgiir.com



IR Contact (U.S.):
Robert Agriogianis
Focus Asia Partners
30A Vreeland Rd. #100
Florham Park, NJ 07932
Tel: 973-845-6642/Fax: 973-822-8030
bob@focusasiapartners.com
www.focusasiapartners.com